EXHIBIT 32.1 – CEO & CFO Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUNT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Affinity Mediaworks Corp. (the "Company") on Form 10-Q for the period ended April 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark T. Gleason, Chief Executive Officer and Chief Finacial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Mark T. Gleason
Name: Mark T. Gleason
Title: Chief Executive Officer
Chief Financial Officer
President and Director
(Principal Executive Officer)
(Principal Financial Officer)

May 22, 2013

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Affinity Mediaworks Corp., and will be retained by Pegasus Tel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.